                                                                      OH&S DRAFT

         [Form of Underwriting Agreement - Subject to Additional Review]

                        1,000,000 SHARES OF COMMON STOCK

                                 SNOWDANCE, INC.

                             UNDERWRITING AGREEMENT

                                                          New York, New York
                                                                      , 1997

JOSEPHTHAL LYON & ROSS INCORPORATED
CRUTTENDEN ROTH INCORPORATED
  As Representatives of the
  Several Underwriters listed on Schedule A hereto
c/o Josephthal Lyon & Ross Incorporated
200 Park Avenue, 24th Floor
New York, New York  10166

Ladies and Gentlemen:

                  Snowdance, Inc., a Delaware corporation (the "Company") confirms its agreement with Josephthal Lyon & Ross Incorporated ("Josephthal"), Cruttenden Roth Incorporated ("Cruttenden") and each of the underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 12), for whom Josephthal and Cruttenden are acting as representatives (in such capacity, Josephthal and Cruttenden each shall hereinafter sometimes be referred to as a Representative and collectively as "you" or the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of the Company's common stock, $.001 par value per share ("Common Stock"), set forth in Schedule A hereto. Such shares of Common Stock are hereinafter referred to as the "Firm Shares."

                  Upon your request, as provided in Section 3(b) of this Agreement, Skyline Partners, L.P., Steven H. Plausteiner and Susan D. Plausteiner (individually a "Selling Stockholder" and collectively, the "Selling Stockholders") shall sell to the Underwriters, acting severally and not jointly, up to an additional 150,000 shares of Common Stock for the purpose of covering over-allotments, if any (the "Option Shares"). The Firm Shares and the Option Shares are sometimes hereinafter referred to as the "Shares." The Company also proposes to issue and sell to you warrants (the "Representatives' Warrants") pursuant to the Representatives'

Warrant Agreement (the "Representatives' Warrant Agreement") for the purchase of an additional 100,000 shares of Common Stock. The shares of Common Stock issuable upon exercise of the Representatives' Warrants are hereinafter referred to as the "Representatives' Shares." The Firm Shares, the Option Shares, the Representatives' Warrants and the Representatives' Shares (collectively, hereinafter referred to as the "Securities") are more fully described in the Registration Statement and the Prospectus referred to below.

                  1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date (hereinafter defined) and the Option Closing Date (hereinafter defined), if any, as follows:

                          (a) The Company has prepared and filed with the
Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (No. 333-33369), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Firm Shares and the Option Shares under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Regulations") of the Commission under the Act. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriters, and will not file any other amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations)), is hereinafter called the "Registration Statement", and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                          (b) Neither the Commission nor any state regulatory
authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or to the Company's knowledge, threatened. Each of the Preliminary Prospectus, the Registration Statement and the Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

                          (c) When the Registration Statement becomes effective
and at all times subsequent thereto up to the Closing Date and each Option Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

                          (d) The Company has been duly organized and is validly
existing as a corporation in good standing under the laws of the state of its incorporation. Except as described in the Prospectus, the Company does not own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing. The Company has all requisite corporate power and authority, and the Company has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

                          (e) The Company has a duly authorized, issued and
outstanding capitalization as set forth in the Prospectus, under "Capitalization" and "Description of Capital Stock" and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date, if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representatives' Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold by the Company hereunder, the Underwriters or the Representatives, as the case may be, will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

                          (f) The financial statements, including the related
notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in cash flow, changes in stockholders' equity, and the results of operations of the Company at the respective dates and for the respective periods to which they apply and the pro forma financial information included in the Registration Statement and Prospectus presents fairly, on a basis consistent with that of the audited financial statements included therein, what the Company's pro forma capitalization would have been for the respective periods and as of the respective dates to which they apply after giving effect to the adjustments described therein. Such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. There has been no adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, position, prospects, value, operation, properties, business, or results of operations of the Company whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus, and the outstanding debt, the property, both tangible and intangible, and the business of the Company conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information set forth in the Prospectus under the headings "Summary Financial Data," "Selected Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein, have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus.

                          (g) The Company (i) has paid all federal, state,
local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under

Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

                          (h) No transfer tax, stamp duty or other similar tax
is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Securities from the Company and the purchase by the Representatives of the Representatives' Warrants from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement or the Representatives' Warrant Agreement, or (iv) resales of the Shares in connection with the distribution contemplated hereby.

                          (i) The Company maintains insurance policies,
including, but not limited to, general liability and property insurance, which insures the Company and its employees, against such losses and risks generally insured against by comparable businesses. The Company (A) has not failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's business, property or employees, under the insurance policy or surety bond in a due and timely manner, (B) does not have any disputes or claims against any underwriter of such insurance policies or surety bonds or has not failed to pay any premiums due and payable thereunder, or (C) has not failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

                          (j) There is no action, suit, proceeding, inquiry,
arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company which (i) questions the validity of the capital stock of the Company, this Agreement or the Representatives' Warrant Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Representatives' Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company.

                          (k) The Company has full legal right, power and
authority to authorize, issue, deliver and sell the Securities, enter into this Agreement and the Representatives' Warrant Agreement and to consummate the transactions provided for in such agreements; and this Agreement and the Representatives' Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement and the Representatives' Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification or contribution provisions may be limited under applicable laws or the public policies underlying such laws and (iii) that the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought. None of the Company's issue and sale of the Securities, execution or delivery of this Agreement or the Representatives' Warrant Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (i) the certificate of incorporation or by-laws of the Company, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

                          (l) Except as described in the Prospectus, no consent,
approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Shares pursuant to the Prospectus and the Registration Statement, the issuance of the Representatives' Warrants, the performance of this Agreement and the Representatives' Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Shares, or the Representatives' Warrants, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Shares, and the Representatives' Warrants to be sold by the Company hereunder.

                          (m) All executed agreements, contracts or other
documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it may be bound or to which any of its assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company, and constitute the legal, valid and binding agreements of the Company, enforceable against the Company, in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto on Form SB-2, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are in all material respects complete and correct copies of the documents of which they purport to be copies.

                          (n) Subsequent to the respective dates as of which
information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any material change in the debt (long or short term) or liabilities or material adverse change in or affecting the general affairs, management, financial operations, stockholders' equity or results of operations of the Company.

                          (o) No default exists in the due performance and
observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected.

                          (p) The Company has generally enjoyed a satisfactory
employer-employee relationship with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the Company exists, or is imminent.

                          (q) Except as described in the Prospectus, the Company
does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA

Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

                          (r) Neither the Company nor any of its employees,
directors, stockholders, partners, or affiliates (within the meaning of the Rules and Regulations) of any of the foregoing has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

                          (s) Except as otherwise disclosed in the Prospectus,
none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company are in dispute so far as known by the Company or are in any conflict with the right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

                          (t) The Company has good and marketable title to, or
valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

                          (u) Deloitte & Touche LLP ("D&T") whose report is
filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

                          (v) The Company has caused to be duly executed legally
binding and enforceable agreements pursuant to which all of the holders of the Common Stock and holders of securities exchangeable or exercisable for or convertible into shares of Common Stock have executed an agreement (individually, a "Lock-Up Agreement," collectively, the "Lock-Up Agreements") pursuant to which each such person has agreed not to, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate, distribute or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than nine
(9) months following the effective date of the Registration Statement without the prior written consent of Josephthal.

The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers.

                          (w) Except as described in the Prospectus under
"Underwriting," there are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

                          (x) The Common Stock has been approved for quotation
on the Nasdaq Small Cap Market ("Nasdaq") and the Pacific Exchange ("PE").

                          (y) Neither the Company nor any of its officers,
employees, agents, or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (a) might subject the Company, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company, or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                          (z) Except as set forth in the Prospectus, no officer,
director or stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company and any officer, director, or Principal Stockholder (as such term is defined in the Prospectus) of the Company or any partner, affiliate or associate of any of the foregoing persons or entities.

                          (bb) Any certificate signed by any officer of the
Company, and delivered to the Underwriters or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                          (cc) The minute books of the Company have been made
available to the Underwriters and contains a complete summary of all meetings and actions of the directors, stockholders, audit committee, compensation committee and any other committee of the Board of Directors of the Company, respectively, since the time of its incorporation, and reflects all transactions referred to in such minutes accurately in all material respects.

                          (dd) Except and to the extent described in the
Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company.

                          (ee) The Company has as of the effective date of the
Registration Statement (i) entered into an employment agreement with each of [Steven H. Plausteiner and Susan D. Plausteiner], in the form filed as Exhibits ____, ___, ___, and ____, respectively, to the Registration Statement and (ii) purchased term key-man insurance on the life of [Steven H. Plausteiner and Susan
D. Plausteiner] in the amount of $1,000,000 each, which policies name the Company as the sole beneficiary thereof.

                          (ff) As of the date hereof, the Company has effected:
(i) the reorganization pursuant to which all of the partnership interests in Ascutney Mountain Resort Hotel, L.P., Ascutney Mountain Resort, L.P. and Ascutney Mountain Resort Realty (collectively, the "Limited Partnerships") will be exchanged for an aggregate 2,000,000 shares of Common Stock of the Company (the "Combination Transaction"). The Combination Transactions has been duly and validly authorized by the Company, and all certificates, agreements, contracts, minutes or other documents necessary to effect the Combination Transaction (collectively, the "Combination Transaction Documents") have been duly and validly authorized, executed and delivered and, if necessary, filed with the appropriate regulatory body, government agency or other body, domestic or foreign, by the appropriate parties, and constitute the legal, valid and binding agreements of such parties, enforceable against each of them in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the execution or delivery of any of the Combination Transaction Documents by the parties thereto, the performance by the Company hereunder or by the Company and the Limited Partnerships thereunder, or consummation of the transactions contemplated herein or therein, conflicts with or will conflict with or results or will result in any breach or violation of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company, (B) any license, contract, collective bargaining agreement, indenture, mortgage, deed of trust, lease, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which its respective properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties. The Combination Transaction Documents effectively convey to the Company all right, title and interest to the business of the Company as described in the Prospectus; and the descriptions in the Registration Statement of the Reorganization are accurate and fairly present the information required to be shown with respect thereto by Form SB-2.

                  2. Representations and Warranties of the Selling Stockholders.

                  Each of the Selling Stockholders represents and warrants to, and agrees with, the Underwriters as of the date hereof, and as of the Option Closing Date, if any, with respect to such Selling Stockholders respective Option Shares as follows:

                          (a) Such Selling Stockholder has now and will have on
each Option Closing Date, if any, good and valid title to the Option Shares free and clear of any lien, charge, claim, encumbrance, pledge, security interest, stockholders' agreement, voting trust, community property right, defect in title, equitable interest or other equities or restrictions of any kind whatsoever (including any liability for estate or inheritance taxes and claims of any creditor, devisee, legatee or beneficiary); other than as described in this Agreement or disclosed in the Registration Statement or Prospectus, there are no outstanding options, warrants, rights or other agreements or arrangements with respect to any of the Option Shares; the Selling Stockholder has and will have on each Option Closing Date, if any, full right, power and authority to sell, transfer and deliver the Option Shares hereunder; and upon delivery of the Option Shares against payment of the purchase price therefor as contemplated in this Agreement, each of the Underwriters, who has purchased in good faith and without notice of any adverse claim, will receive good and marketable title to the Option Shares purchased by it, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, stockholders' agreement, voting trust, community property right, defect in title, equitable interests or other equities or restrictions of any kind whatsoever (including any liability for estate or inheritance taxes and claims of any creditor, devisee, legatee or beneficiary).

                          (b) Such Selling Stockholder has duly authorized (if
applicable), executed and delivered, in the forms theretofore furnished by the Representatives, a Stock Power (the "Stock Power") a Power of Attorney (the "Power of Attorney") and a Letter of Transmittal and a Custody Agreement (the "Custody Agreement"); each of the Custody Agreement and the Seller Lock-Up Agreement constitutes a legal, valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                          (c) All authorizations, approvals, consents and orders
necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Custody Agreement and the Seller Lock-Up Agreement and the sale and delivery of the Option Shares hereunder (other than such authorizations, approvals, orders or consents as may be necessary under federal or state securities laws) have been obtained and are in full force and effect; and such Selling Stockholder has full right, power and authority to enter into and perform its obligations under this Agreement, the Custody Agreement, the Stock Power, the Power of Attorney and the Seller Lock-Up Agreement.

                          (d) Such Selling Stockholder has not distributed and
will not distribute any prospectus or other offering material in connection with the distribution of the Securities.

                          (e) This Agreement has been duly authorized (if
applicable), executed and delivered by such Selling Stockholder and is a legal, valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally, (ii) as enforceability of any indemnification or contribution provisions may be limited under applicable laws or the public policies underlying such laws and (iii) that the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought. The execution, delivery and performance of this Agreement, the Custody Agreement and the Seller Lock-Up Agreement and the consummation of the transactions contemplated hereby and thereby by such Selling Stockholder has not conflicted and will not conflict with and has not resulted and will not result in a breach of or default under (i) any will, license, contract, indenture, mortgage, lease, deed of trust, voting trust agreement, bond, debenture, stockholders' agreement, note, loan or credit agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is or may be bound or to which any of its properties (including the Option Shares) is or may be subject, or any indebtedness, or (ii) any statute, judgment, decree, order, rule or regulation applicable to such Selling Stockholder of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over such Selling Stockholder or any of such Selling Stockholder's activities or properties (including the Option Shares), except for conflicts, breaches and defaults which will not adversely affect the consummation by such Selling Stockholder of the transactions contemplated hereby.

                          (f) The sale of the Option Shares hereunder is not
prompted by any information concerning the Company or any of the Subsidiaries which is material and adverse to the Company and the Subsidiaries taken as a whole and which is not set forth in the Prospectus; the information relating to such Selling Stockholder, the transactions between such Selling Stockholder or its employees, agents or affiliates, if any, and the Company or any of the Subsidiaries and all securities of the Company or any of the subsidiaries owned by such Selling Stockholder (collectively, "Seller Information") set forth in the Registration Statement and the Prospectus, as so amended or supplemented, does not and at the Closing Date and each Option Closing Date, if any, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; all information furnished by or on behalf of such Selling Stockholder in writing for use in each Preliminary Prospectus, the Registration Statement and the Prospectus, or any amendment or supplement thereto, is and at the Closing Date and each Option Closing Date, if any, will be true, correct and complete in all material respects; and there are not now and will not be at the Closing Date and each Option Closing Date, if any, any agreements, contracts or other documents or instruments providing for indemnification, contribution or reimbursement to such Selling Stockholder or its employees, agents, or affiliates, if any, (as defined in Section 8) by the Company or any of the Subsidiaries with respect to the offer or sale of the Option Shares or the distribution contemplated hereby (other than those provisions of the By-Laws or the Certificate of Incorporation, as amended, of the Company relating to the indemnification of directors of the Company in their capacity as such).

                          (g) Nothing material has come to the attention of such
Selling Stockholder to cause such Selling Stockholder to believe that the Company's representations and warranties contained in this Agreement are inaccurate in any material respect.

                          (h) There is not pending or, to the knowledge of such
Selling Stockholder, threatened against such Selling Stockholder or involving its properties or activities any material action, inquiry, investigation, suit or proceeding (and, to the knowledge of such Selling Stockholder, there are no circumstances that would be expected to give rise to the same) which (i) questions the validity of this Agreement, the Custody Agreement, the Stock Power, the Power of Attorney, the Seller Lock-Up Agreement or any action taken or to be taken by such Selling Stockholder in connection herewith or therewith,
(ii) has or reasonably would be expected to materially adversely affect the Company which is not disclosed in the Prospectus or (iii) reasonably would be expected to adversely affect the consummation by such Selling Stockholder of the transactions contemplated hereby or thereby.

                          (i) Except as and to the extent disclosed in the
Registration Statement or the Prospectus, such Selling Stockholder does not have any registration rights, rights of first refusal, co-sale rights, preemptive rights or other similar rights with respect to any securities of the Company; such Selling Stockholder has waived all of those rights which it may have with respect to the Option Shares and the transactions contemplated hereby; and such Selling Stockholder does not have any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those disclosed in the Registration Statement or the Prospectus.

                          (j) Such Selling Stockholder has not since the initial
filing of the Registration Statement with the Commission (i) sold, bid for, purchased, attempted to induce any person to purchase or paid anyone any compensation for soliciting purchases of any securities of the Company or (ii) paid or agreed to pay to any person any compensation for soliciting another person or entity to purchase any securities of the Company (in each case, except for the sale of the Option Shares to the Underwriters hereunder and except as permitted by federal and state securities laws).

                          (k) Such Selling Stockholder has not taken and will
not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the distribution of the Securities.

                          (l) Any certificate signed by or on behalf of such
Selling Stockholder and delivered to the Underwriters or Underwriters' Counsel shall be deemed a representation and warranty by such Selling Stockholder to the Underwriters or Underwriters' Counsel as to the matters covered thereby.

                  3. Purchase, Sale and Delivery of the Securities and Representatives' Warrants.

                          (a) On the basis of the representations, warranties,
covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at a price of $_______ [93% of the initial public offering price] per share of Common Stock, that number of Firm Shares set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 12 hereof.

                          (b) In addition, on the basis of the representations,
warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of an additional 150,000 shares of Common Stock at a price of $____ [93% of the initial public offering price] per share of Common Stock. The option granted hereby will expire 45 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares upon notice by the Representatives to the Company and the Selling Stockholders setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Shares. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representatives, the Company and the Selling Stockholders. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Shares shall be delivered unless the Firm Shares shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

                          (c) Payment of the purchase price for, and delivery of
certificates for, the Firm Shares shall be made at the offices of Josephthal Lyon & Ross Incorporated at 200 Park Avenue, 24th Floor, New York, New York 10166, or at such other place as shall be agreed upon by the Representatives and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on _______________, 1997 or at such other time and date as shall be agreed upon by the Representatives and the Company, but not less than three (3) nor more than seven (7) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called "Closing Date"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Shares shall be made at the above mentioned office of the Representatives or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Stockholders on each Option Closing Date as specified in the notice from the Representatives to the Company. Delivery of the certificates for the Firm Shares and to the order of the Selling Stockholders for the Option Shares, if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Firm Shares and to the order of the Selling Stockholders for the Option Shares, if any, to the order of the Company for the Firm Shares and the Option Shares, if any, by New York Clearing House funds. In the event such option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Shares then being purchased which the number of Firm Shares set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Shares, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Firm Shares and the Option Shares, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Shares and the Option Shares, if any, shall be made available to the Representatives at such office or such other place as the Representatives may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to Closing Date or the relevant Option Closing Date, as the case may be.

                          (d) On the Closing Date, the Company shall issue and
sell to the Representatives, Representatives' Warrants at a purchase price of $.001 per warrant, which warrants shall entitle the holders thereof to purchase an aggregate of 100,000 shares of Common Stock. The Representatives' Warrants shall be exercisable for a period of four years commencing one year from the effective date of the Registration Statement at a price equaling one hundred twenty percent (120%) of the initial public offering price of the shares of Common Stock. The Representatives' Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit 4.3 to the Registration Statement. Payment for the Representatives' Warrants shall be made on the Closing Date.

                  4. Public Offering of the Shares. As soon after the Registration Statement becomes effective as the Representatives deem advisable, the Underwriters shall make a public offering of the Shares (other than to residents of or in any jurisdiction in which qualification of the Shares is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representatives may from time to time increase or decrease the public offering price after distribution of the Shares has been completed to such extent as the Representatives, in their discretion deem advisable. The Underwriters may enter into one of more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

                  5. Covenants and Agreements of the Company and the Selling Stockholders.

                  (a) The Company covenants and agrees with each of the Underwriters as follows:

                          i) The Company shall use its best efforts to cause the
Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Shares by the Underwriters of which the Representatives shall not previously have been advised and furnished with a copy, or to which the Representatives shall have objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

                          ii) As soon as the Company is advised or obtains
knowledge thereof, the Company will advise the Representatives and confirm the notice in writing, (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order.

                          iii) The Company shall file the Prospectus (in form
and substance satisfactory to the Representatives) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifteenth business day after the effective date of the Registration Statement.

                          iv) The Company will give the Representatives notice
of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representatives or Orrick, Herrington & Sutcliffe LLP ("Underwriters' Counsel"), shall object.

                          v) The Company shall endeavor in good faith, in
cooperation with the Representatives, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representatives agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

                          vi) During the time when a prospectus is required to
be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities or the Representatives' Shares is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representatives promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

                          vii) As soon as practicable, but in any event not
later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representatives, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

                          viii) During a period of seven years after the date
hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Representatives:

                          a) concurrently with furnishing such quarterly reports
                  to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

                          b) concurrently with furnishing such annual reports to
                  its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

                          c) as soon as they are available, copies of all
                  reports (financial or other) mailed to stockholders;

                          d) as soon as they are available, copies of all
                  reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                          e) every press release and every material news item or
                  article of interest to the financial community in respect of the Company, or its affairs which was released or prepared by or on behalf of the Company; and

                          f) any additional information of a public nature
                  concerning the Company (and any future subsidiary) or its businesses which the Representatives may request.

                  During such seven-year period, if the Company has an active subsidiary, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiary are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                          ix) The Company will maintain a Transfer Agent and, if
necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

                          x) The Company will furnish to the Representatives or
on the Representatives' order, without charge, at such place as the Representatives may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representatives may request.

                          xi) On or before the effective date of the
Registration Statement, the Company shall provide the Representatives with true copies of duly executed, legally binding and enforceable agreements pursuant to which for a period of 9 months from the effective date of the Registration Statement, the holders of all shares of Common Stock and holders of securities exchangeable or exercisable for or convertible into shares of Common Stock, agree that it or he or she will not directly or indirectly, issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate, distribute or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein, except as expressly set forth in the respective Lock-up Agreements. During the 9 month period commencing with the effective date of the Registration Statement, the Company shall not, without the prior written consent of the Representatives, sell, contract or offer to sell, issue, transfer, assign, pledge, hypothecate, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

                          xii) Neither the Company, nor any of its officers,
directors, stockholders, nor any of their respective affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

                          xiii) The Company shall apply the net proceeds from
the sale of the Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. Except as described in the Prospectus, no portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

                          xiv) The Company shall timely file all such reports,
forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 under the Act) from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

                          xv) The Company shall furnish to the Representatives
as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letter to be furnished pursuant to Section 7(k) hereof.

                          xvi) The Company shall cause the Common Stock to be
quoted on Nasdaq and the PE, or such other regional exchange as the Representatives shall reasonably request, and for a period of seven (7) years from the date hereof, use its best efforts to maintain the Nasdaq and PE or other exchange quotation of the Common Stock to the extent outstanding.

                          xvii) For a period of five (5) years from the Closing
Date, the Company shall furnish to the Representatives at the Representatives' request and at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Common Stock, (ii) the list of holders of all of the Company's securities and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

                          xviii) As soon as practicable, (i) but in no event
more than 5 business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities and (ii) but in no event more than 30 days from the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and Moody's OTC Manual and to continue such inclusion for a period of not less than seven (7) years.

                          xix) The Company hereby agrees that it will not for a
period of thirteen (13) months from the effective date of the Registration Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or arrangement permitting the grant, issue or sale of any shares of Common Stock or other securities of the Company (i) in an amount greater than an aggregate of 150,000 shares of Common Stock, (ii) at an exercise or sale price per share less than the greater of (a) the initial public offering price of the Shares set forth herein and (b) the fair market value of the Common Stock on the date of grant or sale, (iii) to any direct or indirect beneficial holder on the date hereof of more than 10% of the issued and outstanding shares of Common Stock at an exercise price greater than 110% of the fair market value of the Common Stock on the date of the grant, (iv) with the payment for such securities with any form of consideration other than cash, (v) upon payment of less than the full purchase or exercise price for such shares of Common Stock or other securities of the Company on the date of grant or issuance, or (vi) permitting the existence of stock appreciation rights, phantom options or similar arrangements.

                          xx) Until the completion of the distribution of the
Shares, the Company shall not without the prior written consent of the Representatives and Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

                          xxi) For a period equal to the lesser of (i) seven (7)
years from the date hereof, and (ii) the sale to the public of the Representatives' Shares, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form SB-2 (or other appropriate form) for the registration under the Act of the Representatives' Shares.

                          xxii) For a period of five (5) years after the
effective date of the Registration Statement, Josephthal shall have the right to designate for election Dan Purjes to the Company's Board of Directors (the "Board"). In the event Josephthal elects not to exercise such right, then it may designate one (1) individual to attend meetings of the Company's Board. The Company shall notify Josephthal of each meeting of the Board and the Company shall send to such individual all notices and other correspondence and communications sent by the Company to members of the Board. Such individual shall be reimbursed for all out-of-pocket expenses incurred in connection with his attendance of meetings of the Board.

                          xxiii) For a period of three (3) years from the date
hereof, Josephthal shall have a right of first refusal for any sale of securities to be made by the Company or any of its affiliates, which right shall be assignable by Josephthal to any of its affiliates. The Company, for a period of three (3) years from the date hereof, will consult, and cause its affiliates to consult, with Josephthal with regard to any such sale of securities and will offer, or cause any of its affiliates to offer to Josephthal the opportunity, on terms not more favorable to the Company, or its affiliates than they can secure elsewhere, to purchase or sell any such securities. If Josephthal fails to accept in writing a proposal under this paragraph made by the Company or any of its affiliates within 15 business days after receipt of a written detailed notice containing such proposal, then Josephthal shall not have further claim or right with respect to such proposal. If, thereafter, such proposal is modified, the Company shall again consult, and cause each present or future affiliate to consult, with Josephthal in connection with such modification and shall in all respects have the same obligations and adopt the same procedures with respect to the modified proposal as are provided herein with respect to the original proposal.

                  (b) Each Selling Stockholder severally covenants and agrees as to himself, herself or itself with the Underwriters that:

                           i) Such Selling Stockholder consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriters and all dealers to whom the Option Shares may be sold, both in connection with the offering or sale of the Option Shares and for such period of time thereafter as such Prospectus is required by law to be delivered in connection therewith.

                           ii) Such Selling Stockholder has reviewed the Registration Statement and the Prospectus and will comply with all agreements and satisfy all conditions on his, her or its part to be complied with or satisfied pursuant to this Agreement, the Stock Power, the Custody Agreement, and the Power of Attorney at or prior to the Closing Date, and will advise his, her or its Attorney-in-Fact prior to the Closing Date or Option Closing Date, if any, as applicable, if any statement to be made on behalf of such Selling Stockholder in the certificates contemplated by Sections 7(h) and 7(j) hereof would be inaccurate if made as of such Closing Date.

                  6.       Payment of Expenses.

                           (a) The Company hereby agrees to pay on each of the
Closing Date and the Option Closing Date (to the extent not paid at the Closing
Date) all expenses and fees (other
than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Representatives' Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, (including mailing and handling charges) filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreements, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Securities including, but not limited to, (x) the purchase by the Underwriters of the Shares and the purchase by the Representatives of the Representatives' Warrants from the Company, (y) the consummation by the Company of any of its obligations under this Agreement and the Representatives' Warrant Agreement, and (z) resale of the Shares by the Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and disbursements and fees of counsel in connection therewith (such fees not to exceed $50,000), (v) costs and expenses in connection with due diligence investigations, including but not limited to the fees of any independent counsel or consultant retained, (vi) fees and expenses of the transfer agent and registrar, (vii) applications for assignments of a rating of the Securities by qualified rating agencies, (viii) the fees payable to the Commission and the NASD, and (ix) the fees and expenses incurred in connection with the quotation of the Securities on Nasdaq, the PE and any other exchange.

                          (b) If this Agreement is terminated by the
Underwriters in accordance with the provisions of Section 7 or Section 13, the Company shall reimburse and indemnify the Representatives for all of their actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 6(c) hereof.

                          (c) The Company further agrees that, in addition to
the expenses payable pursuant to subsection (a) of this Section 6, it will pay to the Representatives on the Closing Date by certified or bank cashier's check or, at the election of the Representatives, by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to two and one-half percent (2.5%) of the gross proceeds received by the Company from the sale of the Firm Shares, all of which shall be paid upon the Closing Date. In the event the Representatives elect to exercise the over-allotment option described in Section 2(b) hereof, the Selling Stockholders agree to pay to the Representatives on the Option Closing Date (by certified or bank cashier's check or, at the Representatives' election, by deduction from the proceeds of the Option Shares) a non-accountable expense allowance equal to two and one-half percent (2.5%) of the gross proceeds received by the Selling Stockholders from the sale of the Option Shares.

                  7. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and the Selling Stockholders herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, with respect to the Company and the Selling Stockholders, as the case may be, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company and of the Selling Stockholders made pursuant to the provisions hereof; and the performance by the Company and the Selling Stockholders on and as of the Closing Date and each Option Closing Date, if any, of their respective covenants and obligations hereunder and to the following further conditions:

                          (a) The Registration Statement shall have become
effective not later than 12:00 Noon, New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

                          (b) The Representatives shall not have advised the
Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          (c) On or prior to the Closing Date, the
Representatives shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Representatives' Warrants, the Registration Statement, the Prospectus and other related matters as the Representatives may request and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                          (d) At Closing Date, the Underwriters shall have
received the favorable opinion of Sonnenschein Nath & Rosenthal, counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                           i) the Company (A) has been duly organized and is
                  validly existing as a corporation in good standing under the laws of its jurisdiction, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, and (C) has all requisite corporate power and authority; and the Company has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in material compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made;

                           ii) to the best of such counsel's knowledge, the
                  Company does not own an interest in any other corporation, partnership, joint venture, trust or other business entity;

                           iii) the Company has a duly authorized, issued and
                  outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization" and "Description of Capital Stock," and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representatives' Warrant Agreement and as described in the Prospectus. The Securities, and all other securities issued or issuable by the Company conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. The Shares, the Representatives' Warrants and the Representatives' Shares to be sold by the Company hereunder and under the Representatives' Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Shares, the Representatives' Warrants and the Representatives' Shares has been duly and validly taken; and the certificates representing the Shares and the Representatives' Warrants are in due and proper form. The Representatives' Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. Upon the issuance and delivery pursuant to this Agreement and the Representatives' Warrant Agreement of the Shares and the Representatives' Warrants, respectively, to be sold by the Company, the Underwriters and the Representative, respectively, will acquire good and marketable title to such Securities free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest, or other restriction or equity of any kind whatsoever. No transfer tax is payable by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the Shares, (B) the purchase by the Underwriters and the Representatives of the Shares and the Representatives' Warrants, respectively, from the Company, (C) the consummation by the Company of any of its obligations under this Agreement or the Representatives' Warrant Agreement, or (D) resales of the Shares in connection with the distribution contemplated hereby;

                           iv) the Registration Statement is effective under the
                  Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge, threatened or contemplated under the Act;

                           v) each of the Preliminary Prospectus, the
                  Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                           vi) to the best of such counsel's knowledge, (A)
                  there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound, including any document to which the Company is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate in all material respects and fairly represent the information required to be shown by Form SB-2; (C) there is not pending or threatened against the Company any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), (y) questions the validity of the capital stock of the Company or this Agreement or the Representatives' Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and
                  (E) there is no action, suit or proceeding pending, or threatened, against or affecting the Company before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of an adverse decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company, which could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement or the Representatives' Warrant Agreement or which in any manner draws into question the validity or enforceability of this Agreement or the Representatives' Warrant Agreement;

                           vii) the Company has full legal right, power and
                  authority to enter into each of this Agreement and the Representatives' Warrant Agreement, and to consummate the transactions provided for herein and therein; and each of this Agreement and the Representatives' Warrant Agreement have been duly authorized, executed and delivered by the Company. Each of this Agreement and the Representatives' Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the

                  Company's execution or delivery of this Agreement and the Representatives' Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, the Prospectus and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company, (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its respective properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties;

                           viii) except as described in the Prospectus, no
                  consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the Shares pursuant to the Prospectus, the issuance of the Representatives' Warrants, and the Registration Statement, the performance of this Agreement and the Representatives' Warrant Agreement, and the transactions contemplated hereby and thereby;

                           ix) the properties and business of the Company
                  conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable;

                           x) to the best knowledge of such counsel, the Company
                  is not in breach of, or in default under, any term or provision of any license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets

                  (tangible or intangible) of the Company is subject or affected; and the Company is not in violation of any term or provision of its certificate of incorporation by-laws, or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

                           xi) the statements in the Prospectus under
                  "BUSINESS," "MANAGEMENT," "PRINCIPAL STOCKHOLDERS," "CERTAIN TRANSACTIONS," "DESCRIPTION OF CAPITAL STOCK," and "SHARES ELIGIBLE FOR FUTURE SALE" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

                           xii) the Shares have been accepted for quotation on
                  Nasdaq and the PE;

                           xiii) the persons listed under the caption "PRINCIPAL
                  STOCKHOLDERS" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in regulation 13d-3 under the Exchange Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

                           xiv) except as described in the Prospectus, no
                  person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

                           xv) except as described in the Prospectus, there are
                  no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangement or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

                           xvi) assuming due execution by the parties thereto
                  other than the Company, the Lock-up Agreements are legal, valid and binding obligations of parties thereto, enforceable against the party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

                           xvii) except as described in the Prospectus, the
                  Company does not (A) maintain, sponsor or contribute to any ERISA Plans, (B) maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section

                  3(35) of ERISA, and (C) has never completely or partially withdrawn from a "multiemployer plan";

                           xviii) neither the execution of the Combination
                  Transaction Documents nor the consummation of the transactions contemplated thereby, nor the consummation of any other of the transactions contemplated herein or therein by the Limited Partnerships, nor the fulfillment of the terms hereof or thereof by the Limited Partnerships, will conflict with, result in a breach of, or constitute a default under the respective articles of incorporation or by-laws of any of the Limited Partnerships or the terms of any other agreement or instrument to which any of the Limited Partnerships or any of their respective subsidiaries is a party or by which any of their prospective properties are bound or affected, or any order, regulation or judgement applicable to any of the Limited Partnerships or any of their respective subsidiaries of any court regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any of the Limited Partnerships or any of their prospective subsidiaries; and

                           xiv) the Combination Transaction Documents (i) have
                  been duly authorized, executed and delivered by the Limited Partnerships and constitute valid and binding obligations of the Limited Partnerships enforceable in accordance with their respective terms and (ii) effectively convey from the Limited Partnerships to the Company all right, title and interest to the business of the Limited Partnerships as described in the Prospectus.

                  Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or Prospectus).

                  Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991), or any comparable State bar accord.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representatives and they are justified in relying thereon. Such opinion shall also state that Underwriters' counsel is entitled to rely thereon.

                  At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Sonnenschein Nath & Rosenthal, counsel to the Company, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of Option Closing Date the statements made by Sonnenschein Nath & Rosenthal, in its opinion delivered on the Closing Date.

                          (e) On the Closing Date, the Underwriters shall have
received the favorable opinion of Sonnenschein, Nath & Rosenthal, in its capacity as counsel for the Selling Shareholders, dated the Closing Date, addressed to the Underwriters, in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                                    i) Each Selling Stockholder has full legal
                  right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver in the manner provided herein the Selling Stockholders' Shares sold by such Selling Stockholder; this Agreement has been duly authorized, executed and delivered by such Selling Stockholder; and this Agreement, assuming due authorization, execution and delivery by each other party hereto and further assuming it is a valid and binding agreement of the Underwriters, is a valid and legally binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity relating to the availability of remedies and except its rights to indemnity and contribution may be limited by applicable law);

                                    ii) None of the execution, delivery or
                  performance of this Agreement, the Stock Power, the Power of Attorney, and the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions herein and therein contemplated, to the best of such counsel's knowledge, conflict with or result in a breach of, or default under, any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note agreement or other agreement or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property of such Selling Stockholders is subject, or the charter or by-laws of any such Selling Stockholders that is a corporation, and nothing has come to such counsel's attention which causes such counsel to believe that such actions will result in any violation of any law, rule, administrative regulation or court decree applicable to such Selling Stockholder (other than state securities or blue sky laws or regulations, as to which counsel need not express any opinion);

                                    iii) A Stock Power, Power of Attorney, and
                  the Custody Agreement have been duly authorized, executed and delivered by each Selling Stockholder and, assuming the due authorization, execution and delivery of the Custody Agreement by the other parties thereto, each constitutes the valid and binding agreement of each Selling Stockholder enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity relating to availability of remedies and except as rights to indemnity or contribution may be limited by applicable law); and

                                    iv) Upon the delivery of the Selling
                  Stockholders' Shares to be included in the Selling Stockholders' Shares and sold hereunder by such Selling Stockholders and payment therefor in accordance with the terms of this Agreement, the Underwriters will have acquired all rights of such Selling Stockholder to the Selling Stockholders' Shares sold by such Selling Stockholder hereunder, and in addition will have acquired good and marketable title to such Selling Stockholders' Shares free and clear of any adverse claim.

                          At each Option Closing Date, if any, the Underwriters
shall have received the favorable opinion of each of Sonnenschein, Nath & Rosenthal, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of Option Closing Date the respective statements made by each of Sonnenschein, Nath & Rosenthal, in their respective opinions delivered on the Closing Date.

                          (f) On or prior to each of the Closing Date and the
Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 7, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, or the Selling Stockholders herein contained.

                          (g) Prior to each of the Closing Date and each Option
Closing Date, if any, (i) there shall have been no material adverse change nor development involving a prospective change in the condition, financial or otherwise, prospects, stockholders' equity or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company; (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) the Company shall not have issued any securities (other than the Securities); the Company shall not have declared or paid any dividend or made any distribution in respect of its capital stock of any class; and there has not been any change in the capital stock of the Company, or any material change in the debt (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus;
(vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company, or affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

                          (h) At each of the Closing Date and each Option
Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

                           i) The representations and warranties of the Company
                  in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

                           ii) No stop order suspending the effectiveness of the
                  Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, after due inquiry are contemplated or threatened under the Act;

                           iii) The Registration Statement and the Prospectus
                  and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus nor any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                           iv) Subsequent to the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, (a) the Company has not incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (b) the Company has not paid or declared any dividends or other distributions on its capital stock; (c) the Company has not entered into any transactions not in the ordinary course of business; (d) there has not been any change in the capital stock of the Company or any material change in the debt (long or short-term) of the Company; (e) the Company has not sustained any material loss or damage to its property or assets, whether or not insured; (g) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company, or any affiliated party of any of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (h) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

References to the Registration Statement and the Prospectus in this subsection
(h) are to such documents as amended and supplemented at the date of such certificate.

                          (i) On the Closing Date, the Underwriters shall have
received a certificate dated the Closing Date, from each Selling Stockholder (which may be signed by the Attorney-in- Fact) to the effect that each such Selling Stockholder has carefully examined the Registration Statement and the Prospectuses and this Agreement, and that:

                           i) The representations and warranties of such Selling
                  Stockholder in this Agreement are true and correct, as if made at and as of the Closing Date, and such Selling Stockholder has complied with all the agreements and satisfied all the conditions to be performed or satisfied by such Selling Stockholder at or prior to the Closing date; and

                           ii) The Registration Statement and Prospectuses and,
                  if any, each amendment and each supplement thereto, contain all statements required to such Selling Stockholder's knowledge to be included therein regarding such Selling Stockholder, and none of the Registration Statement nor any amendment thereto includes any untrue statement of a material fact regarding such Selling Stockholder or omits to state any material fact regarding such Selling Stockholder required to such Selling Stockholder's knowledge to be stated therein or necessary to make the statements therein regarding such Selling Stockholder not misleading, and no Prospectus (an any supplements thereto) or any Preliminary Prospectus includes or included any untrue statement of a material fact regarding such Selling Stockholder or omits or omitted to state a material fact regarding such Selling Stockholder required to such Selling Stockholder's knowledge to be stated therein or necessary in order to make the statements therein regarding such Selling Stockholder, in light of the circumstances under which they are made, not misleading.

                          (j) By the Closing Date, the Underwriters will have
received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

                          (k) At the time this Agreement is executed, the
Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel, from Deloitte & Touche LLP;

                           i) confirming that they are independent certified
                  public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                           ii) stating that it is their opinion that the
                  financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representatives may rely upon the opinion of Deloitte & Touche LLP with respect to such financial statements and supporting schedules included in the Registration Statement;

                           iii) stating that, on the basis of a limited review
                  which included a reading of the latest available unaudited interim financial statements of the Company, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the pro forma financial information contained in the Registration Statement and Prospectus does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or is not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements of the Company or the unaudited pro forma financial information included in the Registration Statement, (B) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (C) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock of the Company, any change in the long-term debt of the Company, or any decrease in the stockholders' equity of the Company or any decrease in the net current assets or net assets of the Company as compared with amounts shown in the June 30, 1997 balance sheets included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (D) during the period from June 30, 1997 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues or net earnings of the Company or increase in net earnings per common share of the Company, in each case as compared with the corresponding period beginning June 30, 1996 other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

                           iv) setting forth, at a date not later than five (5)
                  days prior to the date of the Registration Statement, the amount of liabilities of the Company (including a break-down of commercial paper and notes payable to banks);

                           v) stating that they have compared specific dollar
                  amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

                           vi) statements as to such other matters incident to
                  the transaction contemplated hereby as the Representatives may request.

                  (l) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (k) of this Section hereof except that the specified date referred to shall be a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (k) of this Section with respect to certain amounts, percentages and financial information as specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

                          (m) The Company shall have delivered to the
Representatives a letter from Deloitte & Touche LLP addressed to the Company stating that they have not during the immediately preceding two year period brought to the attention of the Company's management any "weakness" as defined in Statement of Auditing Standards No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls.

                          (n) On each of the Closing Date and Option Closing
Date, if any, there shall have been duly tendered to the Representatives for the several Underwriters' accounts the appropriate number of Shares.

                          (o) No order suspending the sale of the Securities in
any jurisdiction designated by the Representatives pursuant to subsection (A)(v) of Section 5 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

                          (p) On or before the Closing Date, the Company shall
have executed and delivered to the Representatives, (i) the Representatives' Warrant Agreement substantially in the form filed as Exhibit 4.3 to the Registration Statement in final form and substance satisfactory to the Representatives, and (ii) the Representatives' Warrants in such denominations and to such designees as shall have been provided to the Company.

                          (q) On or before the Closing Date, the Shares shall
have been duly approved for quotation on Nasdaq and the PE subject to official notice of issuance.

                          (r) On or before the Closing Date, there shall have
been delivered to the Representatives all of the Lock-Up Agreements, in form and substance satisfactory to Underwriters' Counsel.

                          (s) On or before the Closing Date, the Company shall
have effected the Combination Transaction as described in the Prospectus.

                  If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representatives may terminate this Agreement or, if the Representatives so elect, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

                  8.       Indemnification.

                          (a) The Company and the Selling Stockholders, agree to
indemnify and hold harmless each of the Underwriters (for purposes of this Section 8 "Underwriter" shall include the officers, directors, partners, employees, agents and counsel of the Underwriter, including specifically each person who may be substituted for an Underwriter as provided in Section 12 hereof), and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries, and suits in respect thereof), whatsoever (including but not limited to any and all costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against such action, proceeding, investigation, inquiry or suit, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 8 collectively called "application") executed by the Company or based upon written information furnished by the Company filed, delivered or used in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq, PSE or any other securities exchange, (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), or (C) any breach of any representation, warranty, covenant or agreement of the Company contained herein or in any certificate by or on behalf of the Company or any of its officers delivered pursuant hereto unless, in the case of clause (A) or (B) above, such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or any Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be.

                  The liability of each Selling Stockholder under this paragraph shall be limited to the proportion thereof which the number of shares of Common Stock sold by such Selling Stockholder bears to all shares of Common Stock purchased by the Underwriters, but in no event shall such Selling Stockholder be liable under this paragraph for an amount exceeding the aggregate purchase price received by such Selling Stockholder from the Underwriters for the shares of Common Stock sold by such Selling Stockholder hereunder. Neither Selling Stockholder will be liable to the Underwriters or any person controlling the Underwriters with respect to (i) any untrue statement or omission or alleged untrue statement or omission made by the Company or by any other Selling Stockholder or (ii) any breach of any representation, warranty, covenant or agreement of the Company.

                  The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company or the Selling Stockholder may have at common law or otherwise.

                          (b) Each of the Underwriters agrees severally, but not
jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, and each Selling Stockholder to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The Company and each Selling Stockholder acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

                  The indemnity agreement in this subsection (b) shall be in addition to any liability which the Underwriters may have at common law or otherwise.

                          (c) Promptly after receipt by an indemnified party
under this Section 8 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 8, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action, investigation, inquiry, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action, investigation, inquiry, suit or proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action, investigation, inquiry, suit or proceeding or separate but similar or related actions, investigations, inquiries, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 8 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, investigation, inquiry, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party form all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                          (d) In order to provide for just and equitable
contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 8, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 8 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company and/or the Selling Stockholders on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or the Selling Stockholders or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, claim, investigation, inquiry, suit or proceeding. Notwithstanding the provisions of this subdivision (d) the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director and each Selling Stockholder of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, inquiry, investigation or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

                  9. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company or of any Selling Stockholder submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the Selling Stockholders, as the case may be, and their respective indemnity agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any Selling Stockholder, any controlling person of any Underwriter, or the Company or any Selling Stockholder, and shall survive termination of this Agreement or the issuance, sale and delivery of the Securities to the Underwriters and the Representatives, as the case may be.

                  10.      Effective Date.

                           (a) This Agreement shall become effective at 10:00
a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representatives, in their discretion, shall release the Shares for sale to the public; provided, however, that the provisions of Sections 6, 8 and 11 of this Agreement shall at all times be effective. For purposes of this
Section 10, the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representatives of telegrams to securities dealers releasing such shares for offering or the release by the Representatives for publication of the first newspaper advertisement which is subsequently published relating to the Shares.

                  11.      Termination.

                           (a) Subject to subsection (b) of this Section 11, the
Representatives shall have the right to terminate this Agreement, after the date hereof, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representatives's opinion will in the immediate future materially adversely disrupt the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) if trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Boston Stock Exchange, the Chicago Board of Trade, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Commission or any other government authority having jurisdiction; or (iv) if trading of any of the securities of the Company shall have been suspended, or any of the securities of the Company shall have been delisted, on any exchange or in any over-the-counter market; or (v) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (vi) if a banking moratorium has been declared by a state or federal authority;

or (vii) if a moratorium in foreign exchange trading has been declared; or
(viii) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representatives' opinion, make it inadvisable to proceed with the delivery of the Securities; or (viii) if there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis or there shall have been such a material adverse change in the conditions or prospects of the Company, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the Representatives' judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities or (ix) if either Steven H. Plausteiner or Susan D. Plausteiner shall no longer serve the Company in his or her present capacity.

                          (b) If this Agreement is terminated by the
Representatives in accordance with the provisions of Section 11(a) the Company shall promptly reimburse and indemnify the Representatives for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts, if any, previously paid pursuant to Section 6(c) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Representatives, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 7 or Section 13) then, the Company shall promptly reimburse and indemnify the Representatives for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters. In addition, the Company shall remain liable for all Blue Sky counsel fees (such fees not to exceed $50,000) and expenses and filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 7, 11, 12 and 13 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 6 and Section 8 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

                  12. Substitution of the Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 11 or
Section 13 hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                           (a) if the number of Defaulted Securities does not
                  exceed 10% of the total number of Firm Shares to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                           (b) if the number of Defaulted Securities exceeds 10%
                  of the total number of Firm Shares, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

                  In the event of any such default which does not result in a termination of this Agreement, the Representatives shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

                  13. Default by the Company or any Selling Stockholder. If the Company or any Selling Stockholders shall fail at the Closing Date or at any Option Closing Date, as applicable, to sell and deliver the number of Shares which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Shares to be purchased on an Option Closing Date, the Underwriters may at the Representatives' option, by notice from the Representatives to the Company, terminate the Underwriters' obligation to purchase Option Shares from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 6, Section 8 and Section 11 hereof. No action taken pursuant to this Section shall relieve the Company or any Selling Stockholder, as the case may be, from liability, if any, in respect of such default.

                  14. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Josephthal Lyon & Ross Incorporated, 200 Park Avenue, 24th Floor, New York, New York 10166, Attention: Scott A. Weisman, with a copy to Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103,
Attention: Lawrence B. Fisher, Esq. Notices to the Company shall be directed to the Company at Snowdance, Inc., Route 44, Brownsville, Vermont 05037, Attention:
Steven H. Plausteiner, Chief Executive Officer, with a copy to Sonnenschein Nath & Rosenthal, 1221 Avenue of the Americas, New York, New York 10020, Attention:
Dennis M. Berman, Esq. .

                  15. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in
Section 8 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  16. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

                  17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

                  18. Entire Agreement; Amendments. This Agreement and the Representatives' Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Representatives, the Company and the Selling Stockholders.

                  If the foregoing correctly sets forth the understanding among the Underwriters, the Company and the Selling Stockholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                          Very truly yours,

                                          SNOWDANCE, INC.

                                          By:
                                               --------------------------------
                                               Steven H. Plausteiner
                                               Chief Executive Officer

Confirmed and accepted as of
the date first above written.

JOSEPHTHAL LYON & ROSS INCORPORATED

For itself and as Representative
  of the several Underwriters named
  in Schedule A hereto.

By:
  ------------------------------------------

CRUTTENDEN ROTH INCORPORATED

For itself and as Representative
  of the several Underwriters named
  in Schedule A hereto.

By:
  ------------------------------------------

SELLING STOCKHOLDERS

By:
  ------------------------------------------
    As Attorney-in-Fact for the Selling
    Stockholders Named in Schedule B hereto.

                                   SCHEDULE A

================================================================================
                                                           Number of Firm Shares
Name of Underwriters                                         to be Purchased
--------------------                                       ---------------------
--------------------------------------------------------------------------------
Josephthal Lyon & Ross Incorporated........................
Cruttenden Roth Incorporated...............................







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Total.................................................          1,000,000
                                                                     =========
================================================================================

                                   SCHEDULE B

================================================================================
                                                           Number of Firm Shares
Name of Selling Stockholder                                   to be Purchased
--------------------                                       ---------------------
--------------------------------------------------------------------------------
Skyline Partners, L.P......................................
Steven H. Plausteiner......................................
Susan D. Plausteiner.......................................







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Total.................................................            150,000
                                                                     =========
================================================================================